FOR IMMEDIATE RELEASE Mercury Systems appoints Howard Lance and Bill Ballhaus to Board of Directors Enters into cooperation agreements with Jana Partners and Starboard Value ANDOVER, Mass. – June 24, 2022 – Mercury Systems, Inc. (“Mercury” or the “Company”), (NASDAQ: MRCY, www.mrcy.com), a leader in trusted, secure mission-critical technologies for aerospace and defense, today announced that Howard Lance, Former Chief Executive Officer of Maxar Technologies, and Bill Ballhaus, Former Chairman and Chief Executive Officer of Blackboard, have been appointed to the Mercury Board of Directors, effective immediately. The addition of these two independent directors to the Board is being made in conjunction with cooperation agreements that the Company has reached with JANA Partners LLC (“JANA”) and Starboard Value LP (“Starboard”) (the “Agreements”). William K. O’Brien, Chairman of Mercury’s Board of Directors, stated, “We are pleased to welcome Howard and Bill, two outstanding leaders with strong track records of overseeing growth and profitability, as well as valuable aerospace and defense and technology industry expertise, to our Board. Their appointments further the Board’s ongoing commitment to adding new directors with fresh insights and perspectives, diverse backgrounds and relevant expertise.” Mr. O’Brien continued, “We are pleased to have been able to work constructively with JANA and Starboard and appreciate their thoughts, perspectives, input, and recommended board members. The Company continues to make strong progress in executing its strategic plan in a rapidly evolving global economic environment. Mercury is uniquely positioned within the defense industry and has created a competitive advantage through significant investment and an unparalleled ability to deliver customer solutions with innovation and speed. We have great confidence in our ability to deliver enhanced value for all of our stakeholders.” Barry Rosenstein, Managing Partner of JANA, said, “We believe Mercury is well-positioned in the defense industry with a critical mission and strong customer relationships. We are encouraged by Mercury’s ongoing commitment to Board refreshment, and we look forward to the contributions from these new directors as the Company works to maximize value for shareholders.”

Mercury Systems appoints Howard Lance and Bill Ballhaus to Board of Directors, Page 2 50 Minuteman Road, Andover, Massachusetts 01810 USA | +1 (978) 256-1300 | www.mrcy.com | twitter: @MRCY Jeff Smith, CEO of Starboard, said, “We invested in Mercury because of its leadership position in a dynamic market and our confidence that the Company will enhance value for shareholders. The Company has a terrific opportunity, and we believe these appointments will add a fresh perspective as Mercury focuses on execution of its strategic plan.” In connection with the new director appointments, the Mercury Board will be temporarily expanded to comprise 11 directors. The addition of two new independent directors continues the Board’s ongoing refreshment program, which has diversified and broadened the expertise of the Board’s membership to reflect Mercury’s ongoing strategic objectives. Following the 2022 Annual Meeting of Shareholders, the Board will comprise nine directors, eight of whom will be independent and seven of whom will have been appointed to the Board in the last five years. The Agreements include customary standstill, voting, and other provisions. The full agreements will be filed by the Company with the U.S. Securities and Exchange Commission as an exhibit to the Current Report on Form 8-K. Citi and Goldman Sachs & Co. LLC are serving as financial advisors to Mercury, and Latham & Watkins LLP is serving as legal counsel. About Howard Lance Howard L. Lance is currently Managing Partner at Lance Advisors LLC, an advisory firm serving private equity and institutional investors. He serves as non-executive Chairman of Summit Materials, a leading provider of aggregates and cement, and as non-executive Chairman of Change Healthcare, a leading provider of healthcare information technology and services. He also serves as a Director of New Vista Acquisition Corporation, a SPAC focused on emerging technologies in aerospace, defense and logistics, and as non-executive Chairman of privately-held Covanta Energy LLC, a leading provider of sustainable environmental solutions. He previously served on the public-company boards of Ferrovial S.A., Eastman Chemical Company, Stryker Corporation, and Aviat Networks. Mr. Lance was President and Chief Executive Officer of Maxar Technologies, a leading provider of space technology solutions including satellites, robotics, geospatial imagery and services from 2016 to 2019. Previously, he was Executive Advisor – Private Equity at the Blackstone Group from 2012 to 2016. He served as Chairman, President and Chief Executive Officer of Harris Corporation (now L3Harris), a leading global provider of communications and information technology products, software, systems

Mercury Systems appoints Howard Lance and Bill Ballhaus to Board of Directors, Page 2 50 Minuteman Road, Andover, Massachusetts 01810 USA | +1 (978) 256-1300 | www.mrcy.com | twitter: @MRCY and services to government, defense and commercial markets, from 2003 to 2012. He was Co- President of NCR Corporation and Chief Operating Officer of its Retail and Financial Group from 2001 to 2002. Previously, he spent 17 years at Emerson Electric Company including as Executive Vice President of its Electronics and Telecom businesses, Group President of its Climate Technologies businesses, and Chief Executive Officer of Astec PLC, a UK-listed subsidiary based in Hong Kong. Mr. Lance holds a Bachelor’s degree in Industrial Engineering from Bradley University and a Master’s degree in Management from Purdue University. About Bill Ballhaus Bill Ballhaus currently serves as Chairman of MilestoneRoad Partners, a business consulting firm he founded in 2021 and as Executive Chairman at Government Brands LLC, a provider of software and payments solutions for government customers. He previously served as Chairman and Chief Executive Officer of Blackboard, a leading EdTech company, from 2016 until its merger with Anthology in 2021. Prior to that, he served as Chief Executive Officer and President of SRA International, Inc., a provider of information technology services from 2011 until the creation of CSRA from SRA and CSC’s U.S. public sector business. Before that, Mr. Ballhaus served as Chief Executive Officer and President of private military contractor DynCorp International from 2008 to 2010. Mr. Ballhaus has also held senior leadership positions at BAE Systems, Boeing and Hughes where he led global government and commercial technology businesses particularly focused on software and IT. He currently serves on the Board of Directors of Qmulos, a leading cybersecurity and IT compliance company, and as a senior advisor at PSG, a private equity firm focused on the software industry. He is also a Fellow of the American Institute of Aeronautics and Astronautics. Mr. Ballhaus holds a Bachelor’s degree in Mechanical Engineering from the University of California, Davis and Master’s and Doctorate degrees in Aeronautics and Astronautics from Stanford University. He also earned a Master’s degree in Business Administration from the Anderson Graduate School of Management at UCLA. Mercury Systems – Innovation That Matters® Mercury Systems is a global commercial technology company serving the aerospace and defense industry. Headquartered in Andover, Mass., the company delivers trusted, secure open architecture processing solutions powering a broad range of mission-critical applications in the most challenging and demanding environments. Inspired by its purpose of delivering Innovation that Matters, By and For People Who Matter, Mercury helps make the world a safer, more secure place for all. To learn more, visit mrcy.com, or follow us on Twitter. Forward-Looking Safe Harbor Statement This press release contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to the cooperation agreements and changes to the Board of Directors

Mercury Systems appoints Howard Lance and Bill Ballhaus to Board of Directors, Page 2 50 Minuteman Road, Andover, Massachusetts 01810 USA | +1 (978) 256-1300 | www.mrcy.com | twitter: @MRCY discussed herein. You can identify these statements by the use of the words “may,” “will,” “could,” “should,” “would,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” “likely,” “forecast,” “probable,” “potential,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, continued funding of defense programs, the timing and amounts of such funding, general economic and business conditions, including unforeseen weakness in the Company’s markets, effects of epidemics and pandemics such as COVID, effects of any U.S. Federal government shutdown or extended continuing resolution, effects of continued geopolitical unrest and regional conflicts, competition, inflation, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, changes in, or in the U.S. Government’s interpretation of, federal export control or procurement rules and regulations, changes in, or in the interpretation or enforcement of environmental rules and regulations, market acceptance of the Company's products, shortages in or delays in receiving components, production delays or unanticipated expenses due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions, restructurings and value creation initiatives such as 1MPACT, or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, effects of shareholder activism, increases in interest rates, changes to industrial security and cyber-security regulations and requirements, changes in tax rates or tax regulations, changes to interest rate swaps or other cash flow hedging arrangements, changes to generally accepted accounting principles, difficulties in retaining key employees and customers, unanticipated costs under fixed-price service and system integration engagements, and various other factors beyond our control. These risks and uncertainties also include such additional risk factors as are discussed in the Company's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended July 2, 2021. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. INVESTOR CONTACT Michael D. Ruppert, CFO Mercury Systems Inc. ir@mrcy.com | (978) 967-1990 MEDIA CONTACT Michael Freitag / Dan Moore Joele Frank, Wilkinson Brimmer Katcher pr@mrcy.com | (212) 355-4449 Mercury Systems and Innovation That Matters are registered trademarks of Mercury Systems, Inc. Other product and company names mentioned may be trademarks and/or registered trademarks of their respective holders.